Trade and Other Receivables	6 Months Ended
Jun. 30, 2024
Trade and Other Receivables [Abstract]
TRADE AND OTHER RECEIVABLES
12	TRADE AND OTHER RECEIVABLES

	(Unaudited)	(Audited)
	June 30, 2024	December 31, 2023
	USD	USD

Trade receivables	7,351,893	5,629,350
Other receivables	1,152,058	777,972
Advances paid for content and service providers	2,138,506	384,601
Prepayments	440,583	229,508
Other financial assets	203,800	536
Allowance for estimated credit losses	(929,152)	(732,199)
	10,357,688	6,289,768

Trade receivables are non-interest bearing and are generally on terms of 30 to 120 days.

An analysis of expected credit losses is performed at each reporting date using a provision matrix to measure expected credit losses. The provision rates are based on days past due for groupings of various customer segments with similar loss patterns (i.e., by geographical region, product type, customer type and rating, and coverage by letters of credit or other forms of credit insurance). The calculation reflects the probability-weighted outcome and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future economic conditions.

At June 30, 2024 and December 31, 2023, the ageing analysis of unimpaired trade receivables is as follows:

		Neither past due nor	Past due but not impaired
	Total	impaired	30-60 days	60-90 days	90-120 days	>120 days
	USD	USD	USD	USD	USD	USD
June 30, 2024 (Unaudited)	6,422,741	4,035,753	1,856,445	530,543	-	-
December 31, 2023 (Audited)	4,897,151	3,932,860	403,496	370,898	148,750	41,147